EXHIBIT 23.2


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

         We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated March 24, 2000, relating to the financial statements, which appear in Red Hat, Inc.'s Annual Report on Form 10-K for the year ended February 29, 2000.


                                                  /s/ PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP
Raleigh, North Carolina
May 22, 2000